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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2005

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware Delaware Delaware Delaware Delaware Delaware Delaware Delaware (State or other jurisdiction of incorporation)	333-19327 333-19327-01 333-9535 333-9535-01 333-36519 333-36519-01 333-75567-01 0-16899 (Commission File Numbers)	25-1622615 23-2868925 84-1316775 84-1353734 84-1432334 84-1432976 84-1481765 25-1844576 (IRS Employer Identification Nos.)
5619 DTC Parkway—Greenwood Village, CO (Address of principal executive offices)		80111 (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On February 3, 2005, Adelphia Communications Corporation (the "Company") and certain of its subsidiaries, including the registrants (collectively, with the Company, the "Debtors"), filed their second omnibus claims objection (the "Claims Objection") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Pursuant to the Claims Objection, the Debtors are seeking to eliminate in excess of $2 trillion of claims filed against the Debtors, consisting primarily of duplicate claims. The initial hearing on the Claims Objection is scheduled for March 8, 2005 before the Bankruptcy Court. As the claims reconciliation process continues, additional objections will be filed with the Bankruptcy Court.

        In accordance with general instruction B.2 of Form 8-K, the information in this report that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the Company's pending bankruptcy proceeding and its ongoing sale process, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2005

OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By:	ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ VANESSA A. WITTMAN
		Name:	Vanessa A. Wittman
		Title:	Executive Vice President and Chief Financial Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
	By:	FRONTIERVISION PARTNERS, L.P., its General Partner
		By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
			By:	ACC OPERATIONS, INC., its Sole Member
				By:	/s/ VANESSA A. WITTMAN
					Name:	Vanessa A. Wittman
					Title:	Executive Vice President and Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS, L.P., (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
		By:	ACC OPERATIONS, INC., its Sole Member
			By:	/s/ VANESSA A. WITTMAN
				Name:	Vanessa A. Wittman
				Title:	Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ VANESSA A. WITTMAN
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer

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  Item 7.01 Regulation FD Disclosure.
SIGNATURE